UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2013

MEDNAX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace

                    Sunrise, Florida 33323

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code (954) 384-0175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 5, 2013, MEDNAX, Inc., a Florida corporation (the “Company”), issued a press release (the “Stock Split Release”) announcing that its Board of Directors authorized a two-for-one split (the “Stock Split”) of the Company’s common stock, par value $0.01 per share (“Common Stock”). Shareholders of record on the effective date of December 19, 2013 will receive one additional share of Common Stock for each share of Common Stock then held, without any further action on the part of MEDNAX’s shareholders. A copy of the Stock Split Release is attached hereto as Exhibit 99.1 and is hereby incorporated in this Current Report by reference.

In connection with the Stock Split, the remaining number of shares of Common Stock registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statements listed below will be proportionately adjusted to give effect to the Stock Split.

1.	Registration Statement on Form S-8 No. 333-181667
2.	Registration Statement on Form S-8 No. 333-153397
3.	Registration Statement on Form S-8 No. 333-151272
4.	Registration Statement on Form S-8 No. 333-121125
5.	Registration Statement on Form S-8 No. 333-101225
6.	Registration Statement on Form S-8 No. 333-85366

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1—Press Release of MEDNAX, Inc. dated December 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDNAX, INC.

Date: December 5, 2013	By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of MEDNAX, Inc. dated December 5, 2013